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IDS Stock Fund

1995 annual report
(prospectus enclosed)

(Icon of) building with columns

The goals of IDS Stock Fund, Inc. are current income and growth of capital. The Fund invests primarily in common stocks and securities convertible into common stock.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by American Express Financial Advisors Inc.
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PAGE 2

(Icon of) building with columns

Big names, big business

These are the names you know. They are the movers and shakers of today's business world. Whether representing established U.S. firms or companies that have made their mark over-seas, the securities found in Stock Fund make up a veritable who's who in the financial market. These stocks offer a dual benefit of ongoing growth potential along with a steady stream of dividend income.
And as we move toward a more global economy, these blue chip, multi-national companies are well-positioned to prosper in the 21st century.
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Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the fund performed.

The prospectus, which is bound into the middle of this annual report, describes the fund in detail.

1995 annual report

From the president                                  4
From the portfolio manager                          4
Ten largest holdings                                6
Making the most of your fund                        7
Long-term performance                               8
Independent auditors' report                        9
Financial statements                               10
Notes to financial statements                      13
Investments in securities                          23
IDS mutual funds                                   28
Federal income tax information                     31

1995 prospectus

The Fund in brief
Goals                                              3p
Types of Fund investments and their risks          3p
Proposed conversion to master/feeder structure     3p
Manager and distributor                            3p
Portfolio manager                                  3p
Alternative purchase arrangements                  3p

Sales charge and Fund expenses                     4p

Performance
Financial highlights                               6p
Total returns                                      8p

Investment policies and risks
Facts about investments and their risks           10p
Valuing Fund shares                               14p

How to purchase, exchange or redeem shares
Alternative purchase arrangements                 15p
How to purchase shares                            18p
How to exchange shares                            20p
How to redeem shares                              20p
Reductions and waivers of the sales charge        25p

Special shareholder services
Services                                          29p
Quick telephone reference                         29p

Distributions and taxes
Dividend and capital gain distributions           30p
Reinvestments                                     30p
Taxes                                             31p
How to determine the correct TIN                  33p

How the Fund is organized
Shares                                            34p
Voting rights                                     34p
Shareholder meetings                              34p
Special considerations regarding
  master/feeder structure                         35p
Directors and officers                            38p
Investment manager and transfer agent             40p
Distributor                                       42p

About American Express Financial Corporation
General information                               45p

Appendix
Descriptions of derivative instruments            46p
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PAGE 4
To our shareholders

(Photo of) William R. Pearce, President of the Fund
(Photo of) Richard H. Warden, Portfolio manager

From the president

If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. and some foreign financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines - whether they're brief or long-lasting, moderate or substantial - are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio manager

Supported by the stock market's strongest sustained advance in recent years, IDS Stock Fund generated a double-digit total return for shareholders during the past 12-month period - November 1994 through October 1995. (Please note that the change in net asset value was affected by a substantial capital gain paid to shareholders in December 1994. That distribution reduced the Fund's net asset value by the same amount at that time.)

The rising-interest-rate trend that had kept the stock market off balance almost all of 1994 was still in force when the period began last November.

Although long-term rates had actually begun to level off by then, concern about a potential run-up spawned a round of stock-selling that pushed the market down sharply for the month. The Fund's performance was similarly affected.
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PAGE 5
Rally begins

By mid-December, however, concern about higher interest rates began to dissipate as the focus shifted more toward the generally strong profits companies were reporting. Investors reacted positively to the profit trend, which, when subsequently combined with declining long-term interest rates, lent some much-awaited support to stocks. From that point, it didn't take long for the stock market to turn a moderate upturn into a robust rally that continued with only minor interruptions through the end of the fiscal year. Most of the time, growth stocks, especially those of high-technology companies, led the advance.

While this Fund participated in the rally, its performance was muted by three factors: a relatively small amount of technology stocks in the portfolio, poor performance by our foreign holdings early in the fiscal year, and a somewhat conservative portfolio structure designed to protect the Fund in the event of a stock-market downturn. The latter strategy worked to our disadvantage during the summer and fall as the market continued to gain ground.

Financial services strong

Outside of our technology holdings, the portfolio received its biggest boost from stocks in the financial services sector, including banks and insurance companies. The bank stocks, in particular, were helped by falling long-term interest rates. To the Fund's benefit, financial services constituted the portfolio's largest stock exposure throughout most of the fiscal year.

Looking to the current fiscal year, as of mid-November the investment environment, although still largely positive, appears somewhat less encouraging than it was early in 1995. While the economy appears to still be moving forward and inflation remains subdued, the third stock-market propellant, corporate profits, are showing signs of slackening. Given that, we believe it's prudent to stick with our relatively conservative strategy, which should allow the Fund to take part in potential market upturns while providing something of a cushion should stocks retreat.

Richard H. Warden

Class A

12-month performance
(All figures per share)

Net assest value (NAV)

Oct. 31, 1995            $19.96
Oct. 31, 1994            $19.48
Increase                 $ 0.48

Distributions
Nov. 1, 1994-Oct. 31, 1995

From income              $ 0.71
From capital gains       $ 1.29
Total distributions      $ 2.00

Total return**           +14.4%***

Class B

March 20, 1995-Oct. 31, 1995
(All figures per share)

Net asset value (NAV)

Oct. 31, 1995            $19.91
March 20, 1995*          $18.03
Increase                 $ 1.88

Distributions
March 20, 1995*-Oct. 31, 1995

From income              $ 0.31
From capital gains       $   --
Total distributions      $ 0.31

Total return**           +12.1%***

Class Y

March 20, 1995-Oct. 31, 1995
(All figures per share)

Net asset value (NAV)

Oct. 31, 1995            $19.96
March 20, 1995*          $18.03
Increase                 $ 1.93

Distributions
March 20, 1995*-Oct. 31, 1995

From income              $ 0.37
From capital gains       $   --
Total distributions      $ 0.37

Total return**           +12.8%***

  *Inception date.

 **The prospectus discusses the effects of sales charges, if any, on the various classes.

***The total return is a hypothetical investment in the Fund with all distributions reinvested.
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PAGE 6

                           IDS Stock Fund, Inc.

                           Your Fund's ten largest holdings
                           (Pie chart)
                           The ten holdings listed here make up 12.69% of the Funds
                           net assets
_____________________________________________________________________________________

                                                        Percent                 Value
                                              Fund's net assets)(as of Oct. 31, 1995)
_____________________________________________________________________________________
Royal Dutch Petroleum                                      1.56%          $43,006,250

A major oil company that includes Royal Dutch (the Dutch version) and Shell Transport (the English version).

Kimberly-Clark                                             1.32            36,312,500

World's largest manufacturer of tissue products and other household, personal care and industrial paper products.

Schering-Plough                                            1.27            34,856,250

A diversified company with products in both the ethical and over-the-counter markets.

Merck                                                      1.25            34,500,000

One of the world's largest drug manufacturers.

Pfizer                                                     1.25            34,425,000

The leading producer of pharmaceuticals, hospital products, animal health items, non-prescription medications and specialty chemicals.

First Chicago                                              1.23            33,937,500

A bank holding company whose main business is commercial banking, but with retail banking and credit card operation as well.

Philip Morris                                              1.23            33,800,000

The largest cigarette company in the world and a fast growing packaged-food company, as a result of the Kraft acquisition.

General Electric                                           1.21            33,206,250

A diversified company with interest in manufacturing, broadcasting (NBC), financial services and technology.

Johnson & Johnson                                          1.18            32,600,000

A major producer of health-care products, including consumer products, medical and dental devices and products and a wide variety of ethical and over-the-counter drugs.

General Re                                                 1.18            32,596,875

A reinsurance holding company that operates in three principal businesses: domestic property/casualty and life reinsurance, international property/casualty and life reinsurance and financial services.

PAGE 7
Making the most of your Fund

Average annual total return
(as of Oct. 31, 1995)

Class A

1 year               5 years                10 years
+8.72%               +13.62%                +13.87%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Oct. 31, 1995 were +6.99%, +7.14% and +12.77%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low.

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

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PAGE 8
Your Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

Class A*

How your $10,000 has grown in IDS Stock Fund

Average annual total return
(as of Oct. 31, 1995)

1 year    5 years    10 years
+8.72%    +13.62%    +13.87%

                                                          $36,669
                                                            Stock
                                                             Fund

                                              S&P 500
                                          Stock Index
$30,000

                                    Lipper Growth &
                                  Income Fund Index

$20,000



$9,500

'85   '86   '87   '88   '89    '90    '91   '92   '93    '94   '95

* The graph above is for Class A only. Class B and Class Y are not shown. Total returns for class A, Class B and Class Y for the period from March 20, 1995 to Oct. 31, 1995 were +6.99%, +7.14% and
+12.77%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Assumes: Holding period from 10/31/85 to 10/31/95. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $25,357. Also see "Performance" in the Fund's current prospectus.

The Standard & Poor's 500 Stock Index, an unmanaged list of larger stocks is frequently used as a general measure of market performance.

Lipper Growth and Income Fund Index, published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Growth & Income Fund Index. In comparing Stock Fund to the two indexes, you should take into account of the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report

The board of directors and shareholders
IDS Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Stock Fund, Inc. as of October 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights for each of the years in the ten-year period ended October 31, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Stock Fund, Inc. at October 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 1, 1995

PAGE 10

                         Financial statements

                         Statement of assets and liabilities
                         IDS Stock Fund, Inc.
                         Oct. 31, 1995
_____________________________________________________________________________________________________________

                         Assets
_____________________________________________________________________________________________________________
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated issuers (identified cost $2,430,378,566)             $2,772,802,826
Investments in securities of affiliated issuers (identified cost $27,342,800)                      24,600,000
Dividends and accrued interest receivable                                                           6,035,874
Receivable for investment securities sold                                                           5,422,474
_____________________________________________________________________________________________________________
Total assets                                                                                    2,808,861,174
_____________________________________________________________________________________________________________

                         Liabilities
_____________________________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                                                   7,171,281
Payable for investment securities purchased                                                           162,653
Payable upon return of securities loaned (Note 5)                                                  49,285,600
Accrued investment management services fee                                                             47,059
Accrued distribution fee                                                                                2,360
Accrued service fee                                                                                    38,423
Accrued transfer agency fee                                                                            34,110
Accrued administrative services fee                                                                     9,439
Other accrued expenses                                                                                272,948
_____________________________________________________________________________________________________________
Total liabilities                                                                                  57,023,873
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                             $2,751,837,301
_____________________________________________________________________________________________________________

                         Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value;                           $    1,378,824
Additional paid-in capital                                                                      2,318,131,202
Undistributed net investment income                                                                 3,258,540
Accumulated net realized gain (Note 1)                                                             89,387,275
Unrealized appreciation of investments and on translation
   of assets and liabilities in foreign currencies (Note 7)                                       339,681,460
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                       $2,751,837,301
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                           $1,984,334,434
                                             Class B                                           $   29,432,290
                                             Class Y                                           $  738,070,577
Net asset value per share of outstanding capital stock: Class A shares 99,428,489              $        19.96
                                                        Class B shares  1,478,348              $        19.91
                                                        Class Y shares 36,975,566              $        19.96

See accompanying notes to financial statements.
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PAGE 11
                          Financial statements

                          Statement of operations
                          IDS Stock Fund, Inc.
                          Year ended Oct. 31, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________
Income:
Dividends (net of foreign taxes withheld of $567,634)                                          $   62,719,795
Dividends earned on affiliated issuers                                                                787,500
Interest                                                                                           20,047,378
_____________________________________________________________________________________________________________
Total income                                                                                       83,554,673
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                 11,924,057
Distribution fee
  Class A                                                                                             440,563
  Class B                                                                                              61,182
Transfer agency fee                                                                                 3,006,638
Incremental transfer agency fee - Class B                                                               1,635
Service fee
  Class A                                                                                           2,083,463
  Class B                                                                                              14,268
Administrative services fee                                                                           516,430
Compensation of directors                                                                              39,823
Compensation of officers                                                                               16,890
Custodian fees                                                                                        510,115
Postage                                                                                               130,715
Registration fees                                                                                     275,480
Reports to shareholders                                                                               125,896
Audit fees                                                                                             33,000
Administrative                                                                                         23,975
Other                                                                                                  38,497
_____________________________________________________________________________________________________________
Total expenses                                                                                     19,242,627
  Earnings credits on cash balances (Note 2)                                                          (13,795)
_____________________________________________________________________________________________________________
Total net expenses                                                                                 19,228,832
_____________________________________________________________________________________________________________
Investment income -- net                                                                           64,325,841
_____________________________________________________________________________________________________________

                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________
Net realized gain on security and foreign currency transactions
   (including loss of $3,798 from foreign currency transactions) (Note 3)                          89,316,951
Net realized gain on sale of affiliated security                                                      987,571
Net realized gain on foreign index futures                                                             87,131
Net realized loss on closed or expired option contracts written (Note 6)                           (1,203,021)
_____________________________________________________________________________________________________________
Net realized gain on investments and foreign currency                                              89,188,632
Net change in unrealized appreciation or depreciation of investments and
   on translation of assets and liabilities in foreign currencies                                 191,467,078
_____________________________________________________________________________________________________________
Net gain on investments and foreign currency                                                      280,655,710
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                           $  344,981,551
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

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PAGE 12

                          Financial statements

                          Statements of changes in net assets
                          IDS Stock Fund, Inc.
                          Year ended Oct. 31,
_____________________________________________________________________________________________________________

                          Operations and distributions                                 1995              1994
_____________________________________________________________________________________________________________
Investment income -- net                                                     $   64,325,841    $   65,435,636
Net realized gain on investments and foreign currency                            89,188,632       184,211,972
Net change in unrealized appreciation or depreciation of investments
  and on translation of assets and liabilities in foreign currencies            191,467,078      (163,987,803)
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                            344,981,551        85,659,805
_____________________________________________________________________________________________________________
Distributions to shareholders from:
 Net investment income
   Class A                                                                      (51,850,665)      (66,287,242)
   Class B                                                                         (173,178)               --
   Class Y                                                                      (13,057,749)               --
 Net realized gain
   Class A                                                                     (184,130,267)     (189,047,838)
_____________________________________________________________________________________________________________
Total distributions                                                            (249,211,859)     (255,335,080)
_____________________________________________________________________________________________________________
                          Capital share transactions (Note 4)
_____________________________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                                      401,647,287       517,092,765
   Class B shares                                                                29,160,960                --
   Class Y shares                                                               743,895,793                --
Reinvestment of distributions at net asset value
  Class A shares                                                                214,124,802       226,574,033
  Class B shares                                                                    170,388                --
  Class Y shares                                                                 11,651,129                --
Payments for redemptions
  Class A shares                                                             (1,025,683,435)     (265,338,433)
  Class B shares (Note 2)                                                          (592,525)               --
  Class Y shares                                                                (86,057,183)               --
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                          288,317,216       478,328,365
_____________________________________________________________________________________________________________

Total increase in net assets                                                    384,086,908       308,653,090

Net assets at beginning of year                                               2,367,750,393     2,059,097,303
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $3,258,540 and $4,526,952)                                                 $2,751,837,301    $2,367,750,393
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 13
Notes to financial statements
IDS Stock Fund, Inc.

___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying

PAGE 14
an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

PAGE 15
Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $512,661 and accumulated net realized gain has been increased by $101,051, resulting in a net reclassification adjustment to increase additional paid-in capital by $411,610.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.14% of average daily net assets. The fee was adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth and Income Fund Index. The maximum adjustment was 0.08% of the Fund's average daily net assets after

PAGE 16
deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment would have been zero.
The adjustment decreased the fee by $738,312 for the year ended
Oct. 31, 1995.

Also under terms of the prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The performance incentive adjustment remains unchanged from the prior agreement.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $2,808,479 for Class A and $4,170 for Class B for the year ended Oct. 31, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

PAGE 17
During the year ended Oct. 31, 1995, the Fund's custodian and transfer agency fees were reduced by $13,795 as a result of earnings credits from overnight cash balances.

The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded, but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $18,663 for the year ended Oct. 31, 1995.

___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,919,457,082 and
$1,608,877,026, respectively, for the year ended Oct. 31, 1995.
Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $378,480 for the year ended Oct. 31, 1995.

___________________________________________________________________
4. Capital share transactions

Transactions in shares of capital stock for the years indicated are as follows:

_______________________________________________________________________________________
                                      Year ended Oct. 31, 1995               Year ended
                                                                               10/31/94
                              Class A         Class B*        Class Y*          Class A
_______________________________________________________________________________________
Sold                         21,417,041      1,499,973       40,820,045      26,559,784
Issued for reinvested        12,361,651          8,607          606,754      11,576,290
   distributions
Redeemed                    (55,899,864)       (30,232)      (4,451,233)    (13,522,239)
_______________________________________________________________________________________
Net increase (decrease)     (22,121,172)     1,478,348       36,975,566      24,613,835
_______________________________________________________________________________________
*Inception date was March 20, 1995.

___________________________________________________________________
5. Lending of portfolio securities

At Oct. 31, 1995, securities valued at $46,961,550 were on loan to brokers. For collateral, the Fund received $49,285,600 in cash. Income from securities lending amounted to $714,751 for the year ended Oct. 31, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
6. Option contracts written

The number of contracts and premium amounts associated with option contracts written is as follows:

PAGE 18

                                       Year ended Oct. 31, 1995
                        ______________________________________________________
                                  Puts                         Calls
                       Contracts        Premium       Contracts        Premium
______________________________________________________________________________
Balance Oct. 31, 1994    16,075      $  941,712        13,750      $   848,471
Opened                   14,090       1,248,794        30,726        1,834,074
Closed                   (7,471)       (863,178)      (14,750)        (991,091)
Exercised                (5,354)       (418,526)       (4,335)        (387,990)
Expired                 (17,340)       (908,802)      (25,391)      (1,303,464)
______________________________________________________________________________
Balance Oct. 31, 1995       --       $      --            --       $       --
______________________________________________________________________________

___________________________________________________________________
7. Foreign currency contracts

At Oct. 31, 1995, the Fund had entered into a foreign currency exchange contract that obligates the Fund to deliver currency at a specified future date. The terms of the open contract is as follows:


Exchange date      Currency to be         Currency to be        Unrealized
                     delivered               received          appreciation/
                                                               depreciation
___________________________________________________________________________
Nov. 3, 1995         4,012,052              2,850,076                $ --
                     Deutsche Mark         U.S. Dollar
___________________________________________________________________________

___________________________________________________________________
8. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 19

                         Investments in securities

                         IDS Stock Fund, Inc.                                                 (Percentages represent value of
                         Oct. 31, 1995                                                    investments compared to net assets)

Investments in securities of unaffiliated issuers
_____________________________________________________________________________________________________________________________

Common stocks (82.1%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Aerospace & defense (3.8%)
Boeing                                                                                  300,000                $   19,687,500
General Dynamics                                                                        222,800                    12,337,550
General Motors Cl H                                                                     600,000                    25,200,000
Raytheon                                                                                500,000                    21,812,500
United Technologies                                                                     300,000                    26,625,000
                                                                                                               ______________
Total                                                                                                             105,662,550
_____________________________________________________________________________________________________________________________
Automotive & related (1.2%)
General Motors                                                                          200,000                     8,750,000
Genuine Parts                                                                           600,000                    23,775,000
                                                                                                               ______________
Total                                                                                                              32,525,000
_____________________________________________________________________________________________________________________________
Banks and savings & loans (6.2%)
Bank of Boston                                                                          250,000                    11,125,000
BankAmerica                                                                             500,000                    28,750,000
First Chicago                                                                           500,000                    33,937,500
Morgan (JP)                                                                             400,000                    30,850,000
NationsBank                                                                             400,000                    26,300,000
Signet Banking                                                                          500,000 (c)                11,875,000
State Street Boston                                                                     700,000                    27,212,500
                                                                                                               ______________
Total                                                                                                             170,050,000
_____________________________________________________________________________________________________________________________
Beverages & tobacco (2.9%)
PepsiCo                                                                                 400,000                    21,100,000
Philip Morris                                                                           400,000                    33,800,000
UST                                                                                     800,000                    24,000,000
                                                                                                               ______________
Total                                                                                                              78,900,000
_____________________________________________________________________________________________________________________________
Chemicals (2.1%)
duPont (EI) deNemours                                                                   300,000                    18,712,500
Hercules                                                                                400,000                    21,350,000
Nalco Chemical                                                                          400,000                    12,000,000
Praxair                                                                                 200,000                     5,400,000
                                                                                                               ______________
Total                                                                                                              57,462,500
_____________________________________________________________________________________________________________________________
See accompanying notes to investments in securities.
PAGE 20
Communications equipment (0.6%)
General Instrument                                                                      253,100 (b)                 4,808,900
Northern Telecom                                                                        325,000                    11,700,000
                                                                                                               ______________
Total                                                                                                              16,508,900
_____________________________________________________________________________________________________________________________
Computers & office equipment (3.8%)
Amer Power Conversion                                                                   600,000 (b,c)               6,150,000
Cisco Systems                                                                           300,000                    23,250,000
COMPAQ Computer                                                                         550,000                    30,662,500
General Motors Cl E                                                                     200,000                     9,425,000
Pitney Bowes                                                                            500,000                    21,812,500
Silicon Graphics                                                                        141,700 (b)                 4,711,525
Sterling Software                                                                       200,000 (b)                 9,225,000
                                                                                                               ______________
Total                                                                                                             105,236,525
_____________________________________________________________________________________________________________________________
Energy (3.1%)
Amoco                                                                                   400,000                    25,550,000
Mobil                                                                                   200,000                    20,150,000
TOTAL Cl B                                                                              700,000                    21,612,500
Ultramar                                                                                316,400                     7,712,250
Union Texas Petroleum                                                                   500,000                     9,000,000
                                                                                                               ______________
Total                                                                                                              84,024,750
_____________________________________________________________________________________________________________________________
Financial services (3.6%)
Block (H&R)                                                                             400,000                    16,500,000
Crown Amer REIT                                                                         400,000                     3,050,000
Duke Realty Investors                                                                   200,000                     6,125,000
Equity Residential REIT                                                                 200,000                     5,600,000
Mid-Amer Apart Communities REIT                                                         264,600                     6,085,800
Mutual Risk Management                                                                  400,000                    14,750,000
Omega Healthcare Investors                                                              200,000                     5,075,000
Simon Property REIT                                                                     500,000                    11,625,000
Storage USA REIT                                                                        200,000                     5,850,000
Travelers                                                                               500,000                    25,250,000
                                                                                                               ______________
Total                                                                                                              99,910,800
_____________________________________________________________________________________________________________________________
Food (2.2%)
ConAgra                                                                                 500,000                    19,312,500
General Mills                                                                           400,000                    22,950,000
Heinz (HJ)                                                                              400,000                    18,600,000
                                                                                                               ______________
Total                                                                                                              60,862,500
_____________________________________________________________________________________________________________________________
Health care (6.9%)
Amer Home Products                                                                      300,000                    26,587,500
Amgen                                                                                   300,000 (b)                14,400,000
Johnson & Johnson                                                                       400,000                    32,600,000
Medtronic                                                                               200,000                    11,550,000
Merck                                                                                   600,000                    34,500,000
Pfizer                                                                                  600,000                    34,425,000
Schering-Plough                                                                         650,000                    34,856,250
                                                                                                               ______________
Total                                                                                                             188,918,750

Health care services (1.2%)
Columbia Healthcare                                                                     372,500                    18,299,062
Service Corp Intl                                                                       400,000                    16,050,000
                                                                                                               ______________
Total                                                                                                              34,349,062
_____________________________________________________________________________________________________________________________
Industrial equipment & services (2.6%)
Amer Standard                                                                           600,000 (b)                16,050,000
Caterpillar                                                                             225,000                    12,628,125
Deere                                                                                   175,000                    15,640,625
Illinois Tool Works                                                                     496,000                    28,830,000
                                                                                                               ______________
Total                                                                                                              73,148,750
_____________________________________________________________________________________________________________________________
Industrial transportation (1.7%)
Norfolk Southern                                                                        300,000                    23,175,000
Union Pacific                                                                           350,000                    22,881,250
                                                                                                               ______________
Total                                                                                                              46,056,250
_____________________________________________________________________________________________________________________________

PAGE 21
Insurance (4.4%)
Amer Intl Group                                                                         300,000                    25,312,500
General Re                                                                              225,000                    32,596,875
Lincoln Natl                                                                            600,000                    26,775,000
Prudential Reinsurance Holdings                                                         536,600 (b)                10,933,225
Unum                                                                                    500,000                    26,312,500
                                                                                                               ______________
Total                                                                                                             121,930,100
_____________________________________________________________________________________________________________________________
Media (3.6%)
Amer Greetings Cl A                                                                     902,100                    28,416,150
Bell Cablemedia                                                                         160,000 (b)                 2,380,000
Liberty Media Cl A                                                                      125,000 (b)                 3,078,125
McGraw-Hill                                                                             250,000                    20,468,750
Tele-Communications Cl A                                                                500,000 (b)                 8,500,000
Time Warner                                                                             550,000                    20,075,000
Viacom Cl B                                                                             300,000 (b)                15,000,000
                                                                                                               ______________
Total                                                                                                              97,918,025
_____________________________________________________________________________________________________________________________
Metals (2.3%)
Aluminum Co Amer                                                                        312,800                    15,952,800
Freeport-McMoRan Cooper & Gold Cl B                                                   1,000,000                    22,750,000
Santa Fe Pacific Gold                                                                 1,800,000                    17,775,000
UCAR Intl                                                                               276,100 (b)                 7,868,850
                                                                                                               ______________
Total                                                                                                              64,346,650
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (1.2%)
General Electric                                                                        525,000                    33,206,250
_____________________________________________________________________________________________________________________________
Paper & packaging (2.1%)
Crown Cork & Seal                                                                       600,000 (b)                20,925,000
Kimberly-Clark                                                                          500,000                    36,312,500
                                                                                                               ______________
Total                                                                                                              57,237,500

Retail (4.4%)
Gap                                                                                     750,000                    29,531,250
Home Depot                                                                              600,000                    22,350,000
Intimate Brands                                                                         800,000 (b,c)              13,400,000
Office Depot                                                                            709,900 (b)                20,320,888
Penney (JC)                                                                             550,000                    23,168,750
Pep Boy Manny Moe & Jack                                                                600,000                    13,125,000
                                                                                                               ______________
Total                                                                                                             121,895,888
_____________________________________________________________________________________________________________________________
Soaps & cosmetics (2.4%)
Duracell                                                                                500,000                    26,187,500
Gillette                                                                                600,000                    29,025,000
Procter & Gamble                                                                        145,600                    11,793,600
                                                                                                               ______________
Total                                                                                                              67,006,100
_____________________________________________________________________________________________________________________________
Textiles & apparel (0.7%)
Warnaco Group Cl A                                                                      800,000                    18,600,000
_____________________________________________________________________________________________________________________________
Utilities - electric (0.5%)
Powergen                                                                                775,000 (c)                12,884,375
_____________________________________________________________________________________________________________________________
Utilities - natural gas (0.7%)
Columbia Gas System                                                                     500,000 (b)                19,250,000
_____________________________________________________________________________________________________________________________
Utilities - telephone (5.3%)
AirTouch Communications                                                                 900,000 (b)                25,650,000
AT&T                                                                                    400,000                    25,600,000
BellSouth                                                                               400,000                    30,600,000
MFS Communications                                                                      187,557 (b)                 7,572,614
SBC Communications                                                                      500,000                    27,937,500
U S WEST                                                                                600,000                    28,575,000
                                                                                                               ______________
Total                                                                                                             145,935,114
_____________________________________________________________________________________________________________________________
Foreign (12.6%)(d)
British Petro ADR                                                                        90,000                     7,942,500
Central Puerto ADR                                                                      500,000 (e)                 7,562,500
Ericsson (LM) ADR                                                                     9,000,000                    27,000,000
General Cable                                                                           910,000 (b)                13,536,250
Grupo Carso ADR                                                                         275,000 (b)                 2,879,297

PAGE 22
Madeco ADR                                                                              175,000                     4,353,125
Millicom Intl Cellular                                                                  500,000 (b)                16,500,000
National Power                                                                          850,000                    10,625,000
Nedcor                                                                                  110,000 (b)                 6,325,000
Nokia Perferred                                                                         500,000                    27,875,000
NYNEX CableComms Group                                                                  467,500 (b)                 9,525,313
Qantas Airways                                                                          275,500 (b,e)               4,868,800
Repsol ADR                                                                              800,000                    23,700,000
Royal Dutch Petroleum                                                                   350,000                    43,006,250
Schlumberger                                                                            500,000                    31,125,000
SGL Carbon                                                                             370,200 (b,e)               24,272,903
SmithKline Beecham                                                                      600,000                    31,125,000
Tele Italia Mobile                                                                   10,000,000                    11,110,000
Telecom Italia                                                                       10,000,000 (b)                11,800,000
Veba                                                                                    500,000                    20,526,000
Videotron Holdings ADR                                                                  780,000 (b)                10,286,250
                                                                                                               ______________
Total                                                                                                             345,944,188
_____________________________________________________________________________________________________________________________
Total common stocks of unaffiliated issuers
(Cost: $1,921,769,599)                                                                                         $2,259,770,527
_____________________________________________________________________________________________________________________________

Preferred stocks (4.7%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Alco Standard
  6.50% Cm Cv                                                                           193,900                $   16,578,450
Best Buy
  6.50% Cm Cv                                                                           220,000 (c)                 8,965,000
Ceridan
  $2.75 Cm Cv                                                                           275,000                    26,812,500
COINTEL
  5.04% Cv                                                                              225,000 (f)                 9,675,000
First Chicago Nextell
  5.50% Cm Cv                                                                           900,000 (c)                15,862,500
General Motors
  3.25% Cm Cv                                                                           300,000                    20,100,000
Kenetech
  $1.67 Cm Cv                                                                           783,000 (f)                 4,208,625
MascoTech
  6% Cm Cv                                                                              280,400                     3,505,000
MFS Communication
  2.68% Cm Cv                                                                           575,000                    22,712,500
_____________________________________________________________________________________________________________________________
Total preferred stocks
(Cost: $129,412,934)                                                                                           $  128,419,575
_____________________________________________________________________________________________________________________________
Bonds (7.4%)
_____________________________________________________________________________________________________________________________
                                                                                      Principal
Issuer and coupon rate                                                                   amount                      Value(a)
_____________________________________________________________________________________________________________________________
Domestic (4.8%)
Baby Superstore
  4.875% Cv 2000                                                                    $10,000,000                $   10,600,000
Conner Peripherals
  6.75% Cv 2001                                                                      10,000,000                     9,425,000
Equitable Companies
  6.125% Cv 2024                                                                     20,000,000                    20,450,000
Intl Cable Telephone
  7.25% Cv 2005                                                                      10,700,000                    12,318,375
NAC Re
  5.25% Cv 2002                                                                      15,000,000 (e)                14,887,500
Roche Holdings
  Zero Coupon
  7% Cv 2010                                                                         30,000,000 (e,g)              12,412,500
Rogers Communications
  Zero Coupon
  4.74% Cv 2013                                                                      50,000,000 (g)                17,625,000
SynOptics Communications
  5.25% 2003                                                                         20,000,000 (e)                22,400,000
U.S. Filter
  6% Cv 2005                                                                         10,000,000 (e)                10,512,500
                                                                                                               ______________
Total                                                                                                             130,630,875
_____________________________________________________________________________________________________________________________

PAGE 23
Foreign (2.6%)(d)
Banco Nacional de Mexico
  7% Cv 1999                                                                          7,500,000 (e)                 6,000,000
Grand Metropolitan
  6.50% Cv 2000                                                                      15,000,000 (e)                17,100,000
Mutual Risk
  Zero Coupon
  7.03% Cv 2010                                                                      42,200,000 (e,g)              15,139,250
Sahaviriya Steel
  3.50% Cv 2005                                                                      10,000,000 (c,e)               8,500,000
Sapi
  7.50% Cv 2002                                                                      11,000,000 (e)                11,206,250
Scandinavian Broadcasting
  7.25% Cv 2005                                                                      13,260,000                    14,221,350
                                                                                                               ______________
Total                                                                                                              72,166,850
_____________________________________________________________________________________________________________________________
Total bonds
(Cost: $195,988,314)                                                                                           $  202,797,725
_____________________________________________________________________________________________________________________________

Options purchased (0.5%)
_____________________________________________________________________________________________________________________________
Issuer                            Number                 Exercise               Expiration                     Value(a)
                            of contracts                    price                     date
_____________________________________________________________________________________________________________________________
Put
S&P 500                           6,500                      $585                Nov. 1995                 $    4,793,750
                                  9,000                       585                Dec. 1995                      9,562,500
_____________________________________________________________________________________________________________________________
Total options purchased
(Cost: $15,730,750)                                                                                        $   14,356,250
_____________________________________________________________________________________________________________________________

Short-term securities (6.1%)
_____________________________________________________________________________________________________________________________
Issuer                                                      Annualized                   Amount                      Value(a)
                                                              yield on               payable at
                                                               date of                 maturity
                                                              purchase
_____________________________________________________________________________________________________________________________
U.S. government agencies (0.5%)
Federal Home Loan Bank Disc Note
  11-06-95                                                     5.65%                $ 7,400,000                $    7,394,214
U.S. Treasury Bills
  01-11-96                                                     5.32                   5,000,000                     4,947,000
                                                                                                               ______________
Total                                                                                                              12,341,214
_____________________________________________________________________________________________________________________________
Commercial paper (5.6%)
A.I. Credit
  12-04-95                                                     5.75                   6,100,000                     6,068,016
Aon
  11-17-95                                                     5.72                   8,090,000                     8,069,613
AT&T Capital
  11-01-95                                                     5.73                  10,200,000                    10,200,000
CAFCO
  11-15-95                                                     5.75                   4,200,000 (h)                 4,190,657
  12-08-95                                                     5.75                   9,300,000                     9,245,422
Campbell Soup
  11-30-95                                                     5.70                   4,900,000 (h)                 4,875,338
Cargill
  11-10-95                                                     5.74                   5,000,000                     4,992,850
Ciesco LP
  11-09-95                                                     5.72                   4,000,000                     3,994,960
Colgate-Palmolive
  11-27-95                                                     5.77                   5,300,000 (h)                 5,278,067
Commerzbank U.S. Finance
  11-10-95                                                     5.76                   4,000,000                     3,992,360
CPC Intl
  11-10-95                                                     5.73                   6,700,000 (h)                 6,690,486
PAGE 24
Dean Witter, Discover & Co.
  01-18-96                                                     5.76                   3,500,000                     3,454,531
Deutsche Bank Financial
  11-09-95                                                     5.75                   6,000,000                     5,992,373
  11-20-95                                                     5.76                   8,000,000                     7,975,849
General Electric Capital
  11-29-95                                                     5.76                   3,900,000                     3,882,649
Goldman Sachs Group
  11-16-95                                                     5.74                   7,100,000                     7,080,129
  11-22-95                                                     5.75                   7,900,000                     7,873,640
Household Finance
  11-22-95                                                     5.76                   4,200,000                     4,185,962
Lincoln Natl
  11-14-95                                                     5.73                   3,100,000 (h)                 3,092,319
Merrill Lynch
  12-01-95                                                     5.77                   3,100,000                     3,085,197
Norfolk Southern
  12-13-95                                                     5.70                   8,747,000 (h)                 8,682,101
PACCAR Financial
  11-20-95                                                     5.75                   4,200,000                     4,187,321
SAFECO Credit
  11-16-95                                                     5.75                   4,400,000                     4,389,513
  11-21-95                                                     5.75                   7,000,000                     6,977,756
Siemens
  11-16-95                                                     5.74                   2,200,000                     2,194,766
USAA Capital
  11-28-95                                                     5.74                   8,000,000                     7,965,740
Wachovia Bank
  12-12-95                                                     5.75                   6,500,000                     6,499,920
                                                                                                               ______________
Total                                                                                                             155,117,535
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $167,476,969)                                                                                           $  167,458,749
_____________________________________________________________________________________________________________________________
Total investments in securities of unaffiliated issuers
(Cost: $2,430,378,566)                                                                                         $2,772,802,826
_____________________________________________________________________________________________________________________________
Investments in securities of affiliated issuer (i)
_____________________________________________________________________________________________________________________________
Common stock (0.9%)
_____________________________________________________________________________________________________________________________
Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Lukens                                                                                  800,000                $   24,600,000
_____________________________________________________________________________________________________________________________
Total investments in securities of affiliated issuer
(Cost: $27,342,800)                                                                                            $   24,600,000
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $2,457,721,366)(j)                                                                                      $2,797,402,826
_____________________________________________________________________________________________________________________________
Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Security is partially or fully on loan. See Note 5 to the financial statements.
(d) Foreign security values and principal amounts are stated in U.S. dollars.
(e) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board of directors.
(f) PRIDES - Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stocks.
(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the
Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under the guidelines established by the board of directors.
(i) Investments representing 5% or more of the outstanding voting securities of the issuer.
(j) At Oct. 31, 1995, the cost of securities for federal income tax purposes was $2,461,485,805 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                         $436,034,133
    Unrealized depreciation                                                         (100,117,112)
    _____________________________________________________________________________________________
    Net unrealized appreciation                                                     $335,917,021
    _____________________________________________________________________________________________

PAGE 25
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 26
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

PAGE 27
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 28
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 29
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Federal income tax information

IDS Stock Fund, Inc.
___________________________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below were reported to you on Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.


IDS Stock Fund, Inc.
Fiscal year ended Oct. 31, 1995

Class A
Income distributions taxable as dividend income, 73.61% qualifying for deduction by corporations.

Payable date             Per share

Dec. 29, 1994            $0.36500
March 30, 1995            0.12226
June 28, 1995             0.11105
Sept. 28, 1995            0.11727

Total                    $0.71558

Capital gain distribution taxable for long-term capital gain.

Payable date             Per share

Dec. 29, 1994            $1.28788

Total distributions      $2.00346

The distribution of $1.65288 per share, payable Dec. 29, 1994, consisted of $0.14000 derived from net investment income, $0.22500 from net short-term capital gains (a total of $0.36500 taxable as dividend income) and $1.28788 from net long-term capital gains.

Class B
Income distributions taxable as dividend income, 73.61% qualifying for deduction by corporations.

March 30, 1995            0.12118
June 28, 1995             0.09275
Sept. 28, 1995            0.09412

Total distributions      $0.30805

Class Y
Income distributions taxable as dividend income, 73.61% qualifying for deduction by corporations.

March 30, 1995            0.12321
June 28, 1995             0.11688
Sept. 28, 1995            0.12827

Total distributions      $0.36836

PAGE 31
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Stock Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 32
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in a blue strip at the
                                         top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.